Exhibit 99.1
CA, Inc. CEO John A. Swainson Announces Plans to Retire by End of 2009
Company Re-Affirms Fiscal Year 2010 Guidance
ISLANDIA, NY, Sept. 1, 2009 — CA, Inc., (NASDAQ: CA) today announced that John A. Swainson, chief executive officer, plans to retire from the Company on December 31, 2009, or upon the earlier selection of a successor. A committee of the Company’s Board of Directors has been formed to begin an immediate search for a successor.
“Five years ago, I joined CA with the goal of helping CA become a trusted, valued, and strategic partner, not only to our customers, shareholders, employees, but also in the communities where we live and work around the world,” said Swainson. “I am very proud that the CA team has largely accomplished the goal we set five years ago. We have restored CA’s business momentum, delivered 14 quarters of solid financial results and are positioning the company for the next phase of growth driven by promising technologies that include virtualization and cloud computing. This is the opportune time to transition to new leadership as CA begins its drive to the next level.”
Swainson will remain CEO and a director of the Company during the transition and plans to step down as a member of the Board effective upon his retirement from CA.
To assist in the transition, the CA Board of Directors has named William E. McCracken, previously non-executive Chairman of the Board, as the Company’s interim-executive Chairman of the Board until a successor for Swainson is named, or at the discretion of the Board.
“The CA Board of Directors and John mutually agreed that the time for this transition could not be better, said McCracken. “Thanks largely to John’s leadership, CA has a deep and experienced management team, good momentum across its businesses, and promising but rapidly emerging opportunities for growth. We thank John for all that he has accomplished for CA.”
The company also announced that CA Board member Gary J. Fernandes, has been named as interim-Lead Independent director during the transition.
Fiscal Year 2010 Guidance
The Company also announced that it is reaffirming its fiscal 2010 full year financial outlook that was issued when it released its first quarter financial results in July.
2009 Annual Meeting of Stockholders
Information about CA’s 2009 annual meeting of stockholders, scheduled for September 14, 2009, and the nominees for election is set forth in CA’s definitive proxy statement on Schedule

14A, filed with the U.S. Securities and Exchange Commission on July 24, 2009, which has been supplemented to reflect the events described above. The definitive proxy statement, together with additional definitive materials, have been filed with the SEC and are also available for viewing at the website maintained for the annual meeting at www.proxyvote.com (as well as on CA’s website at www.ca.com).
Stockholders who wish to vote at the upcoming annual meeting may do so by filling out the electronic proxy cards at www.proxyvote.com. Stockholders who have already submitted proxies for the meeting may revoke them, or if they wish to change their vote may revoke them and fill out new electronic proxy cards, through this website as well.
Webcast
The Company will host a webcast at 5 p.m. ET today to discuss the subject matter of this news release. Individuals can access the webcast at http://ca.com/invest/ or listen to the call at 1-888-510-1762. International participants can listen to the call at 1-719-325-2161.
The webcast will be archived on the website. Individuals can access the webcast at http://ca.com/invest/ or listen to the replay at 1-888-203-1112. International participants can listen to the replay at 1-719-457-0820. The passcode is 6205412. The replay will be available at 8 p.m. ET on September 1 through September 14, 2009.
About CA
CA, Inc. (NASDAQ: CA), the world’s leading independent IT management software company, helps customers optimize IT for better business results. CA’s Enterprise IT Management solutions for mainframe and distributed computing enable Lean IT — empowering organizations to more effectively govern, manage and secure their IT operations. For more information, visit www.ca.com.
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Cautionary Statement Regarding Forward-Looking Statements
We have assessed and will continue to assess the impact on our business of the general economic downturn and the related impact on the financial services sector in particular. Approximately one third of our revenue comes from arrangements with financial institutions (i.e., banking, brokerage and insurance companies). The majority of these arrangements are for the renewal of mainframe capacity and maintenance associated with transactions processed by such financial institutions. While we cannot predict what impact there may be on our business from further consolidation of the financial industry sector, or the impact from the economy in general on our business, to date the impact has not been material to our balance sheet, results of operations or cash flows. The vast majority of our subscription and maintenance revenue in any particular reporting period comes from contracts signed in prior periods, generally pursuant to contracts ranging in duration from three to five years.

Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) constitute “forward-looking statements” that are based upon the beliefs of, and assumptions made by, the Company’s management, as well as information currently available to management. These forward-looking statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: global economic factors or political events beyond the Company’s control; general economic conditions, including concerns regarding a global recession and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; impact of revenue recognition accounting policies on operating results; failure to expand channel partner programs; ability to adequately manage and evolve financial reporting and managerial systems and processes; ability to successfully integrate acquired companies and products into existing businesses; competition in product and service offerings and pricing; ability to retain and attract qualified key personnel; rapid technological and market changes; dependence on third party operating systems and software; use of software from open source code sources; discovery of errors in the Company’s software and potential product liability claims; significant amounts of debt and possible future credit rating changes; the failure to protect the Company’s intellectual property rights and source code; the timing of orders from customers and channel partners; reliance upon large transactions with customers; sales to government customers; breaches of the Company’s software products and the Company’s and customers’ data centers and IT environments; lack of market growth in key product areas; use of third party microcode; third party claims of intellectual property infringement or royalty payments; fluctuations in foreign currencies; failure to successfully execute restructuring plans and related sales model changes; successful outsourcing of various functions to third parties; potential tax liabilities; and these factors and the other factors described more fully in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Copyright © 2009 CA, Inc. All Rights Reserved. One CA Plaza, Islandia, N.Y. 11749. All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.
Contacts:	Bill Hughes Corporate Communications (212) 415-6828 william.hughes@ca.com Kelsey Doherty Investor Relations (212) 415-6844 kelsey.doherty@ca.com	Dan Kaferle Corporate Communications (631) 342-2111 daniel.kaferle@ca.com